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                                                                EXHIBIT 10.26(b)

          AMENDMENT TO AGREEMENT FOR PURCHASE AND SALE OF ELECTRICITY

          This Amendment is entered into as of the date of its execution by and between FAR WEST HYDROELECTRIC FUND, LTD., a Utah Limited Partnership, hereinafter referred to as "FAR WEST", and SIERRA PACIFIC POWER COMPANY, a Nevada corporation, hereinafter referred to as "SIERRA". Far West and Sierra are sometimes referred to collectively as "Parties".

                                   WITNESSETH
                                   ----------

          WHEREAS, an Agreement for the Purchase and Sale of Electricity (hereinafter referred to as the "Power Purchase Agreement") was entered into on November 18, 1983, between Geothermal Development Associates, a Nevada corporation (hereafter, "GDA"), and Sierra for the purchase of all electricity generated by GDA's pilot plant located in the Steamboat Springs area; and

          WHEREAS, effective December 1, 1985, GDA assigned the Power Purchase Agreement to Ormat Systems, Inc.; Ormat Systems further assigned the Power Purchase Agreement to Bonneville Pacific Corporation; Bonneville Pacific Corporation further assigned the Power Purchase Agreement to Far West Capital Inc.; finally, Far West Capital, Inc. assigned the Power Purchase Agreement to Far West Hydroelectric Fund, Ltd., the current Seller under the Power Purchase Agreement; and

          WHEREAS, Far West Hydroelectric Fund. Ltd. and Sierra desire to extend the term of the Power Purchase Agreement to
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provide greater certainty of payments to be made during such extended term of the Agreement; and

          WHEREAS, Far West Hydroelectric Fund, Ltd. and Sierra now wish to amend the Power Purchase Agreement to reflect the extension of the term of the rates to be paid for such term.

          NOW, THEREFORE, the Parties hereto mutually agree as follows:

          1.  EFFECTIVE DATE
              --------------

          This Amendment shall be effective upon the date of its execution.

          2.  TERM
              ----

          Section 4, Term, of the Power Purchase Agreement is hereby amended to read as follows:

          "This Agreement shall be effective upon the date of its execution and shall continue until midnight on December 5, 2006, and shall continue thereafter from year to year pursuant to the terms and conditions hereunder unless terminated by one of the Parties."

          3.  RATE
              ----

          Section (3)(a), Rate, of the Power Purchase Agreement is hereby amended to read as follows:

          "For the first ten (10) years beginning on 1600 hours on December 5, 1986, for all power purchased from Seller's facility at the Point of Delivery up to a maximum of 43,800,000 kWH per calendar year, Purchaser shall pay Seller the sum of $.0717 per kWH. Any energy purchased from Seller's facility at

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the Point of Delivery in excess of 43,800,000 kWH per calendar year will be purchased at Sierra's short term avoided cost energy and capacity rates in effect at that time. Sierra's current short term avoided cost rates submitted for approval to the PSCN are attached and hereby incorporated herein by reference as Exhibit A.

          In the eleventh year following the commencement of the commercial production and sale of electricity by Seller's plant, Purchaser shall pay Seller for the remainder of the term of the Agreement for all power purchased from Seller's facility at the Point of Delivery in the following manner:

          (1) If the total of Sierra's non-time differentiated short term avoided cost rates for both energy and capacity, as approved by the Public Service Commission of Nevada ("PSCN") for the first calendar quarter of the eleventh year of the Term of the Agreement, is greater than $.0583 per kWH, Purchaser shall pay Seller on a time differentiated basis, ninety percent (90%) of the short term avoided cost rate for both energy and capacity in effect for the billing period during which the meter reading took place, but in no event shall the non-time differentiated rate be less than $.0700 per kWH and shall not be greater than $.0900 per kWH; or

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          (2)  If the total of Sierra's non-time differentiated short term avoided cost rates for both energy and capacity, as approved by the PSCN for the first calendar quarter of the eleventh year of the Term of the Agreement, is equal to or smaller $.0583 per kWH, Purchaser shall pay Seller on a time differentiated basis, the short term avoided cost rates for both energy and capacity approved by the PSCN and in effect for each billing period thereafter.

          Seller agrees to comply with Purchaser's Electric Rules No. 2 and 15, all special conditions of Schedule CSPP, and all subsequent revisions of said Schedule and Rules."

          4.   NOTICES
               -------
          The Parties to whom notice is to be given pursuant to Section 18, Notices, of the Power Purchase Agreement are hereby changed to the following:

          SELLER:        Far West Hydroelectric Fund, Ltd.
                         Attn:  Thomas A. Quinn
                         1135 East South Union Avenue
                         Midvale, Utah  84047


          PURCHASER:     Sierra Pacific Power Company
                         Attn:  Vice President, Electric
                           System Planning
                         P.O. Box 10100
                         Reno, Nevada  89520

          5.   INSURANCE
               ---------

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          SECTION 16 B(c) of Additional Insurance Provisions is hereby amended and reads as follows:

               "c) All insurance certificates, and a thirty (30) day advance notice of cancellations, terminations, alterations and material changes of such insurance shall be issued and submitted to Purchaser as provided for in Section 18."

          6.   ASSIGNMENT
               ----------
          SECTION 22, ASSIGNMENT, of the Power Purchase Agreement is hereby amended to read as follows:

          "Neither Party shall voluntarily assign this Agreement without the prior written consent of the other Proxy except that either Party shall have the right, without the other Party's consent, but with a thirty (30) day prior written notice to the other Party, to make a collateral assignment of its rights under this Agreement to satisfy the requirements of any development, construction, or other long term financing. Such consent shall not be unreasonably withheld. Any assignment made without such consent shall be void.

          7.   STATUS OF AMENDMENT
               -------------------

          It is expressly understood and agreed by the Parties hereto that this Amendment is supplemental to the Power Purchase Agreement. It is further understood and agreed that all the terms, conditions, and provisions of the Power Purchase Agreement, unless specifically modified herein, are to apply to

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this Amendment and are made part of this Amendment as though they were expressly rewritten, incorporated and included herein.

          8.   PSCN APPROVAL
               -------------

          Sierra and Far West will operate pursuant to the provisions of this Amendment upon its execution. The obligation of Sierra to purchase capacity and energy from Seller pursuant to this Amendment is hereby made expressly conditional on the approval of this Amendment by the PSCN. Sierra shall take all reasonable actions necessary to secure approval by the PSCN of this Amendment in its entirety and without change. PSCN approval shall be sought as soon as reasonably practicable subsequent to the date of execution of this Amendment. Failure of the PSCN to approve this Amendment shall terminate this Amendment effective as of the date of such PSCN action in which case the obligations of the Parties will remain as specified in the Power Purchase Agreement and the Power Purchase Agreement shall automatically be reinstated as it existed prior to the execution of this Amendment.

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          IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed in their respective names, first above written.

                                               Dated this 6th day of March, 1987


SELLER:

     FAR WEST HYDROELECTRIC FUND, LTD.,
     a Utah limited partnership

By:  FAR WEST CAPITAL, INC.,
     a Utah corporation
     Its General Partner

By:  /s/ Thomas Quinn
     -------------------------------

     Its  Vice President
          --------------------------

     Date: 3/6/87
           -------------------------

PURCHASER:

     SIERRA PACIFIC POWER COMPANY

     By: /s/
         ---------------------------

     Title: ________________________

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